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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        January 24, 1997
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                       THE VILLAGE GREEN BOOKSTORE, INC.
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               (Exact Name of Registrant as Specified in Charter)

         NEW YORK                                              16-1181167
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(State or Other Jurisdiction         (Commission           (IRS Employer
     of Incorporation)                File Number)         Identification No.)

1357 MONROE AVENUE, ROCHESTER, NEW YORK                         14618
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code  (716) 442-1151
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     The Village Green Bookstore, Inc. (the "Company") announced that its stock has been delisted from the National Association of Securities Dealers Automated Quotation System Small-Cap Market ("Nasdaq") beginning as of January 24, 1997 because the bid price of the Company's stock failed to meet the minimum bid prices required for continued listing by Nasdaq.

     Boston Stock Exchange symbols: Common Stock - VGB; Warrants - VGBW


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE VILLAGE GREEN BOOKSTORE, INC.

Dated: January 24, 1997         By: /s/ Raymond C. Sparks
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                                   Name: Raymond C. Sparks
                                   Title: President and Chief Executive Officer